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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2001 relating to the financial statements of PETsMART.com, Inc., which appears on F-4 of the PETsMART, Inc. Annual Report on Form 10-K for the year ended January 28, 2001.


/s/ PricewaterhouseCoopers LLP

Century City, California
June 7, 2001